                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of May 16, 2003, between GMAC Commercial Mortgage Corporation, as seller (the "Mortgage Loan Seller" or "GMACCM"), and GMAC Commercial Mortgage Securities, Inc., as purchaser (the "Purchaser").

         The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). Certain other multifamily and commercial mortgage loans (the "Other Mortgage Loans") will be purchased by the Purchaser from (i) Goldman Sachs Mortgage Company ("GSMC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of May 16, 2003, (the "GSMC Warehouse Mortgage Loan Purchase Agreement"), between the Purchaser and GSMC, (ii) GSMC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of May 16, 2003, (the "GSMC Mortgage Loan Purchase Agreement"), between the Purchaser and GSMC, (iii) German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of May 16, 2003 (the "GACC Warehouse Mortgage Loan Purchase Agreement"), between the Purchaser and GACC, (iv) GACC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of May 16, 2003 (the "GACC Mortgage Loan Purchase Agreement"), between the Purchaser and GACC and (v) Morgan Stanley Mortgage Capital, Inc., pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of May 16, 2003 (the "MSMC Mortgage Loan Purchase Agreement"), between the Purchaser and MSMC.

         It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of May 1, 2003 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer, LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, Class K, Class L,

Class M, Class N-1, Class N-2, Class O, Class P and Class Q Certificates to Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. (in such capacity, each an "Initial Purchaser") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to a Qualified Institutional Buyer (in such capacity, an "Initial Purchaser"). The Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N-1, Class N-2, Class O, Class P, Call Q, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase.

         The Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on May 29, 2003 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to each Mortgage Loan is the Due Date for such Mortgage Loan in May 2003. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing
Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $317,908,628 subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon term sheet.

         SECTION 2. Conveyance of the Mortgage Loans.

(a) Effective as of the Closing Date, subject only to receipt by the Mortgage Loan Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Mortgage Loan Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to each Mortgage Loan after the Cut-off Date for such Mortgage Loan, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on each Mortgage Loan after the Cut-off Date for such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Mortgage Loan Seller.

         (b) In connection with the Seller's assignment pursuant to subsection
(a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered, or caused to be delivered, to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for the Mortgage Loans so assigned to the extent that such Mortgage File was delivered to the Seller by the relevant Mortgage Loan Seller. It is further acknowledged and agreed by the Mortgage Loan Seller that the Purchaser intends to cause the Trustee to perform a limited review of such Mortgage Files to enable the Trustee to confirm to the Purchaser on or before the Closing Date that the Mortgage Note referred to in clause (1) of Exhibit B has been delivered by the Mortgage Loan Seller with respect to each such Mortgage File. In the event Mortgage Loan Seller fails to so deliver each such Mortgage File to the Trustee, the Purchaser and its successors and assigns shall be entitled to pursue any rights or remedies in respect of such failure as may be available under applicable law. If the Mortgage Loan Seller cannot deliver, or cause to be delivered as to any Mortgage Loan, the original Mortgage Note, the Mortgage Loan Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (2), (4), (8), (11), (12) and (20) of Exhibit B, with evidence of recording or filing thereof, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided, that a photocopy of such missing document or instrument certified by the Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days of the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Mortgage Loan Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy). If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause
(9) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided, that the Mortgage Loan Seller has delivered to the Trustee a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Mortgage Loan Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee the Mortgage File in the Trustee's possession relating to the Mortgage Loans.

         (c) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

         (d) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

         SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

         The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

         SECTION 4. Representations, Warranties and Covenants of the Mortgage Loan Seller.

         (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit C with respect to the Mortgage Loans, with such changes or modifications as may be permitted or required by the Rating Agencies.

         (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

              (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

              (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

              (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and
(C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

              (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

              (vi) No litigation is pending with regard to which Mortgage Loan Seller has received service of process or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

              (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

              (viii) Neither the Mortgage Loan Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Mortgage Loan Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the Warehouse Mortgage Loans or any substantial number thereof.

              (ix) Insofar as it relates to the Mortgage Loans and the Warehouse Mortgage Loans and the Mortgaged Properties related to such Mortgage Loans or Warehouse Mortgage Loans, the information set forth on pages A-16 through A-18, inclusive, Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans and Warehouse Mortgage Loans, the Mortgaged Properties and/or the Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of Series 2003-C1 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "Payment Terms of the Mortgage Loans," "Risk Factors" and "Description of the Mortgage Pool," set forth on Annex A and/or Annex B to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (x) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan Seller's sale of the Mortgage Loans to the

Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection
(b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

         SECTION 5. Representations Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

              (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

              (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

              (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

              (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

              (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

              (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

              (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than
(1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

         SECTION 6. Repurchases.

         (a) Within 90 days of the earlier of discovery or receipt of notice by the Mortgage Loan Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) in respect of the Mortgage File for any Mortgage Loan, a breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C (a "Breach"), which Defect or Breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or any Mortgaged Property or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), the Mortgage Loan Seller shall cure such Defect or Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s); provided, however, that in lieu of effecting any such repurchase, the Mortgage Loan Seller will be permitted to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the Pooling and Servicing Agreement as in effect on the Closing Date; provided, further, that if such Defect relates to clause (18) of Exhibit B hereto, the Mortgage Loan Seller may deposit with the Master Servicer an amount, to be held in a Special Reserve Account (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date), equal to the amount of the undelivered letter of credit (or alternatively, the Mortgage Loan Seller may deliver to the Master Servicer, with a copy to the Purchaser or any successor or assign thereof, a letter of credit for the benefit of the Master Servicer on behalf of the Purchaser and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Purchaser may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit. Any such letter of credit or funds shall be held by the Master Servicer until the earlier of (i) the date on which the Master Servicer certifies to the Purchaser or any successor or assign thereof that such Defect has been cured, at which time such letter of credit or funds shall be returned to the Mortgage Loan Seller and (ii) the date on which the Mortgage Loan is repurchased.

         If the Mortgage Loan Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Mortgage Loan Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.

         In addition, if, as of the Closing Date, any Mortgage Loan is secured by a Mortgage that does not constitute a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, or if a Mortgage is subject to something other than (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan and (D) those exceptions set forth on Schedule C-1 to Exhibit C hereto (the exceptions set forth in the foregoing clauses (A), (B), (C) and (D) collectively, "Permitted Encumbrances"), or if the insurer that issued the Title Policy referred to in clause (8) of Exhibit C hereto in respect of any Mortgage Loan was not qualified to do business in the state in which the related Mortgaged Property is located, and in either case such failure materially and adversely affects the value of any Mortgage Loan or any Mortgaged Property or the interests of holders of Certificates (any such failure, also a "Breach"), the Mortgage Loan Seller shall be required, at its option, to either (1) cure such Breach in all material respects or (2) repurchase the affected Mortgage Loan, in each case, within the applicable Permitted Cure Period. If any such Breach is not corrected or cured in all material respects within the applicable Permitted Cure Period, the Mortgage Loan Seller shall, not later than the last day of such Permitted Cure Period, (i) repurchase the affected Mortgage Loan from the Purchaser or its assignee at the applicable Purchase Price or (ii) if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), at its option, replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan and pay any corresponding Substitution Shortfall Amount. The Mortgage Loan Seller agrees that any such repurchase or substitution shall be completed in accordance with and subject to the terms and conditions of the Pooling and Servicing Agreement.

         For purposes of the preceding paragraph only, the "Permitted Cure Period" applicable to any Breach in respect of any Mortgage Loan shall be the 90-day period immediately following the earlier of the discovery by the Mortgage Loan Seller or receipt by the Mortgage Loan Seller of notice of such Breach; provided, that if such Breach cannot be corrected or cured in all material respects within such 90-day period, but is reasonably likely that such Breach could be corrected or cured within 180 days of the earlier of discovery by the Mortgage Loan Seller and receipt by the Mortgage Loan Seller of notice of such Breach and the Mortgage Loan Seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period shall, with the consent of the Purchaser or its assignee (which consent shall not be unreasonably withheld), be extended for an additional 90 days, unless (i) the affected Mortgage Loan is in default and (ii) the applicable Breach constitutes a Material Document Defect (as defined in the Pooling and Servicing Agreement) other than a Material Document Defect resulting solely from a delay caused by the public recording or filing office where a document has been sent for recording or filing.

         (b) Notwithstanding Section 6(a), within 60 days of the earlier of discovery or receipt of notice by the Mortgage Loan Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Mortgage Loan Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

         (c) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 6, the then owner(s) thereof shall tender or cause to be tendered promptly to the Mortgage Loan Seller, upon delivery of a receipt executed by the Mortgage Loan Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller or its designee in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Mortgage Loan Seller.

         (d) Except as provided in Section 2(b), this Section 6 provides the only remedies available to the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any Breach, or in connection with the circumstances described in Section 6(b). If the Mortgage Loan Seller defaults on its obligations to repurchase any Mortgage Loan in accordance with
Section 6(a) or 6(b) or disputes its obligation to repurchase any Mortgage Loan in accordance with either such subsection, the Purchaser or its successors and assigns may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Mortgage Loan Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement.

         (e) In the event that (i) any Mortgage Loan that is a Cross-Collateralized Mortgage Loan (as defined in the Pooling and Servicing Agreement) is required to be repurchased pursuant to this Section 6 as a result of a Breach, Defect or other event, and (ii) the cross-collateralization provisions of the related Cross-Collateralized Mortgage Loans cannot be released to the extent required by Section 2.03 of the Pooling and Servicing Agreement to permit repurchase of the affected Mortgage Loan within the time period specified in this Agreement for such repurchase, the Mortgage Loan Seller shall repurchase the affected Mortgage Loan and all of the related Cross-Collateralized Mortgage Loans not so released.

         SECTION 7. Closing.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

              (i) All of the representations and warranties of the Mortgage Loan Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by
Section 1 of this Agreement;

              (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

              (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

              (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its sole determination;

              (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

              (vi) The Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

              (vii) Neither the Underwriting Agreement nor either of the Certificate Purchase Agreements shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 8. Closing Documents.

         The Closing Documents shall consist of the following:

         (a) This Agreement duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

         (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

         (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of California, dated not earlier than 30 days prior to the Closing Date;

         (d) A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

         (e) Written opinions of counsel for the Mortgage Loan Seller, in a form reasonably acceptable to counsel for the Purchaser, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

         (f) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

         (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

         SECTION 9. Indemnification.

         (a) The Mortgage Loan Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum or the Diskette, to the extent used in connection with the offer and sale of the Certificates, the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Mortgaged Properties related to the Mortgage Loans or the Mortgage Loan Seller furnished or made available electronically or in writing by the Mortgage Loan Seller for review by prospective investors or for use in materials to be reviewed by prospective investors, or insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage Loans or Warehouse Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape; or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage Loan Seller, the Mortgage Loans or the Warehouse Mortgage Loans, the Mortgaged Properties of the Mortgage Loan Seller contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2003-C1 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors" and/or "Description of the Mortgage Pool" or contained on Annex A and/or Annex B to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

         For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-100695 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated November 6, 2002, as supplemented by the prospectus supplement dated May 16, 2003 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated May 16, 2003, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"; and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). The mortgage loan information and related information contained on the diskette attached to any ABS Term Sheets or Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by the Mortgage Loan Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to ABS Term Sheets or Computational Materials shall include any Term Sheet Diskette provided therewith.

         (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Mortgage Loan Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless: (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

         (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

         (d) The Purchaser and the Mortgage Loan Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in

Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this
Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this
Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party, which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

         SECTION 10. Costs.

         Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

         SECTION 11. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the Purchaser; and if to the Mortgage Loan Seller, addressed to GMAC Commercial Mortgage Corporation, at 200 Witmer Road, Horsham, Pennsylvania 19044-8015,
Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to GMAC Commercial Mortgage Corporation, or to such other address or facsimile number as the Mortgage Loan Seller may designate in writing to the Purchaser.

         SECTION 12. Third Party Beneficiaries.

         Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Mortgage Loan Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Mortgage Loan Seller to the same extent as if it was a party hereto.

         SECTION 13. Representations Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

         SECTION 14. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law, which prohibits or renders void or unenforceable any provision hereof.

         SECTION 15. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 16. GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 17. Further Assurances.

         The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 18. Successors and Assigns.

         The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

         SECTION 19. Amendments.

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner, which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

         IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                            GMAC COMMERCIAL MORTGAGE CORPORATION


                            By: /s/ David Lazaurs
                                ---------------------
                                Name: David Lazarus
                                Title:  Senior Vice President


                            GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                            By: /s/ David Lazarus
                                ---------------------
                                Name: David Lazarus
                                Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

LOAN NUMBER                          PROPERTY NAME                                ADDRESS                               CITY
------------------------------------------------------------------------------------------------------------------------------------
36031               Fairway Preserve at Olde Cypress              7995 Preserve Circle                     Naples
37803               Village Park Apartments                       500 Coachman Drive                       Troy
39991               Carolina Mall                                 1480 Concord Parkway North               Concord
39325               Slate Creek Apartments                        1440 West Lambert Road                   La Habra
38473               Hologic Facilities                            Various                                  Various
38473-1             Bedford Property                              35 Crosby Drive                          Bedford
38473-2             Danbury Property                              36 Apple Ridge Road                      Danbury
39090               Hampton Inn Chicago                           33 West Illinois Street                  Chicago
39526               Cambridge Crossing                            4010-4351 Dearborn Circle                Mt. Laurel
40403               Fairview Center I & II                        6230 and 6302 Fairview Road              Charlotte
35637               Deerbrook Plaza                               9715-9815 FM 1960 East                   Humble
39876               12th and Walnut Street Garage                 1201-11 Walnut Street                    Philadelphia
38879               2550 North Loop West                          2550 North Loop West                     Houston
38736               White Clay II                                 200 White Clay Center Drive              White Clay Creek Hundred
39228               White Clay III                                400 White Clay Center Drive              White Clay Creek Hundred
39589               Teachers Flex Portfolio                       Various                                  Various
39589-1             200 Welsh Road                                200 Welsh Road                           Horsham
39589-2             650 Louis Drive                               650 Louis Drive                          Warminster
39280               Deville Plaza Shopping Center                 5250 Interstate 55 North                 Jackson
38170               318 Grand Street                              318 Grand Street                         Brooklyn
32563               Garden Lakes Shopping Center                  10720 West Indian School Road            Phoenix
37839               Stephanie Promenade                           229-245 Stephanie Street                 Henderson
39413               Pacific Skies Mobile Estates                  1300 Palmetto Avenue                     Pacifica
38863               Victory- Kenner Marketplace                   4101 Williams Boulevard                  Kenner
39369               720 Wilshire Blvd                             720 Wilshire Boulevard                   Santa Monica
36471               Keene Plaza Shopping Center                   2200 East Bay Drive                      Largo
37841               Horizon Ridge Medical & Corporate Center      2610 West Horizon Ridge Parkway          Henderson
39901               Rolling Hills Apartments                      280 John Knox Road                       Tallahassee
38377               Rancho Murieta Plaza                          7281 Lone Pine Drive                     Rancho Murieta
38866               Victory- Eastgate Plaza                       2014 US Highway 45 North                 Meridian
39639               3105 Berlin Turnpike                          3105 Berlin Turnpike                     Newington
38360               Sun Prairie VI                                1233-1253 Prairie View Drive             West Des Moines
39669               500 Old Country Road                          500 Old Country Road                     Garden City
38494               Devon Hills Office Building                   3883 Telegraph Road                      Bloomfield Hills
39795               Valley Vista Apartments                       15301 Valley Vista Boulevard             Sherman Oaks
30719               Countryside Village Apartments                2101 Freeman Parkway                     Beloit
40346               Dean Apartments                               1415 Dean Street                         Ft. Myers
39121               Paramount Park Plaza                          8540 Alondra Boulevard                   Paramount
36933               Canyon Terrace                                1305 North Canyon Road                   Provo
38877               Clifton Way Apartments                        8747 Clifton Way                         Beverly Hills
38185               Statewide Self Storage                        1500 State Street                        Barstow
38297               Third & C Building                            312 and 330 Third Street                 Davis
                                                  MORTGAGE                                           REMAINING
                                                    RATE      RATE      ORIGINAL     CUT-OFF DATE      TERM TO      MATURITY DATE
LOAN NUMBER           STATE        ZIP CODE          (%)      TYPE     BALANCE ($)     BALANCE ($)  MATURITY (MOS.)     OR ARD
------------------------------------------------------------------------------------------------------------------------------------
36031           Florida              34119         7.00000    Fixed    29,300,000      29,300,000        110          7/1/2012
37803           Michigan             48083         5.87500    Fixed    25,125,000      25,043,609        117          2/1/2013
39991           North Carolina       28025         5.51000    Fixed    25,000,000      25,000,000        120          5/1/2013
39325           California           90631         5.85000    Fixed    18,954,000      18,875,762        116          1/1/2013
38473           Various             Various        6.40000    Fixed    18,500,000      18,500,000        240          5/1/2023
38473-1         Massachusetts        01730
38473-2         Connecticut          06810
39090           Illinois             60610         5.90000    Fixed    18,000,000      17,878,153         81          2/1/2010
39526           New Jersey           08054         5.50000    Fixed    17,850,000      17,830,462        119          4/1/2013
40403           North Carolina       28210         5.25000    Fixed    16,000,000      16,000,000         60          6/1/2008
35637           Texas                77338         6.10000    Fixed    14,000,000      13,944,890        116          1/1/2013
39876           Pennsylvania         19107         5.85000    Fixed    11,500,000      11,467,832        118          3/1/2013
38879           Texas                77092         6.00000    Fixed    10,602,000      10,559,464        116          1/1/2013
38736           Delaware             19711         5.43000    Fixed     6,135,000       6,135,000        120          5/1/2013
39228           Delaware             19711         5.43000    Fixed     4,315,000       4,315,000        120          5/1/2013
39589           Pennsylvania        Various        5.75000    Fixed     9,120,000       9,102,374         58          3/1/2008
39589-1         Pennsylvania         19044
39589-2         Pennsylvania         18974
39280           Mississippi          39211         6.10000    Fixed     8,500,000       8,484,803        118          3/1/2013
38170           New York             11211         5.81000    Fixed     6,700,000       6,672,134        116          1/1/2013
32563           Arizona              85037         7.69000    Fixed     6,720,000       6,615,366         97          6/5/2011
37839           Nevada               89014         6.10000    Fixed     6,500,000       6,488,379        118          3/1/2013
39413           California           94044         5.85000    Fixed     6,000,000       5,988,657        118          3/1/2013
38863           Louisiana            70065         5.80000    Fixed     5,825,000       5,816,333         83          4/1/2010
39369           California           90401         5.77000    Fixed     5,616,000       5,597,478        117          2/1/2013
36471           Florida              33771         7.24000    Fixed     4,550,000       4,520,050        111          8/1/2012
37841           Nevada               89052         6.15000    Fixed     4,430,000       4,422,169        118          3/1/2013
39901           Florida              32303         5.10000    Fixed     4,225,000       4,225,000         58          3/1/2008
38377           California           95683         5.65000    Fixed     3,855,000       3,838,476        116          1/1/2013
38866           Mississippi          39301         6.00000    Fixed     3,800,000       3,800,000         84          5/1/2010
39639           Connecticut          06111         6.01000    Fixed     3,500,000       3,493,615        118          3/1/2013
38360           Iowa                 50266         5.19000    Fixed     3,300,000       3,289,682         99          8/1/2011
39669           New York             11530         6.10000    Fixed     3,000,000       3,000,000        120          5/1/2013
38494           Michigan             48302         6.00000    Fixed     3,000,000       2,990,487        117          2/1/2013
39795           California           91403         5.63000    Fixed     2,900,000       2,900,000        119          4/1/2013
30719           Wisconsin            53511         7.62500    Fixed     2,400,000       2,362,054         97          6/5/2011
40346           Florida              33901         5.82000    Fixed     2,000,000       2,000,000        120          5/1/2013
39121           California           90723         5.87500    Fixed     1,950,000       1,947,531        119          4/1/2013
36933           Utah                 84604         6.50000    Fixed     1,800,000       1,787,399        112          9/1/2012
38877           California           90211         5.58000    Fixed     1,775,000       1,775,000        116          1/1/2013
38185           California           92311         6.12500    Fixed     1,000,000       1,000,000        120          5/1/2013
38297           California           95616         6.37500    Fixed       945,000         941,471        116          1/1/2013
            ANTICIPATED   DATE                                                                                          ANNUAL
             REPAYMENT   PAYMENT   MONTHLY   ARD  CREDIT LEASE                                CROSS COLLATERALIZED       DEBT
LOAN NUMBER     DATE       DUE     PAYMENT   LOAN     LOAN          PREPAYMENT PROVISION             GROUPS          SERVICE ($)
------------------------------------------------------------------------------------------------------------------------------------
36031                       1    194,933.63                     Lockout/34_Defeasance/82_0%/4                           2,339,204
37803                       1    148,623.86                     Lockout/27_Defeasance/91_0%/2                           1,783,486
39991                       1    142,104.14                     Lockout/24_Defeasance/91_0%/5                           1,705,250
39325                       1    111,817.40                     Lockout/28_Defeasance/88_0%/4                           1,341,809
38473                       1    136,844.05                    Lockout/24_Defeasance/211_0%/5                           1,642,129
38473-1
38473-2
39090                       1    127,921.32                     Lockout/39_Defeasance/41_0%/4                           1,535,056
39526                       1    101,350.34                     Lockout/25_Defeasance/91_0%/4                           1,216,204
40403                       1     88,352.59                     Lockout/23_Defeasance/33_0%/4                           1,060,231
35637                       1     84,839.27                     Lockout/28_Defeasance/87_0%/5                           1,018,071
39876                       1     73,043.80                     Lockout/26_Defeasance/90_0%/4                             876,526
38879                       1     63,564.35                     Lockout/28_Defeasance/90_0%/2                             762,772
38736                       1     34,564.89                     Lockout/24_Defeasance/93_0%/3        Group B              414,779
39228                       1     24,310.92                     Lockout/24_Defeasance/93_0%/3        Group B              291,731
39589                       1     53,221.84                     Lockout/26_Defeasance/32_0%/2                             638,662
39589-1
39589-2
39280                       1     51,509.56                     Lockout/26_Defeasance/92_0%/2                             618,115
38170                       1     39,355.13                     Lockout/28_Defeasance/90_0%/2                             472,262
32563                       5     47,864.58                     Lockout/35_Defeasance/83_0%/2                             574,375
37839                       1     39,389.66                     Lockout/26_Defeasance/91_0%/3                             472,676
39413                       1     35,396.46                     Lockout/26_Defeasance/92_0%/2                             424,758
38863                       1     36,821.65                    Lockout/25_Defeasance/57 _0%/2                             441,860
39369                       1     32,844.84                     Lockout/27_Defeasance/91_0%/2                             394,138
36471                       1     31,008.17                     Lockout/33_Defeasance/85_0%/2                             372,098
37841                       1     26,988.81                     Lockout/26_Defeasance/92_0%/2                             323,866
39901                       1     24,040.13                     Lockout/26_Defeasance/30_0%/4                             288,482
38377                       1     22,252.44                     Lockout/28_Defeasance/90_0%/2                             267,029
38866                       1     24,020.99                     Lockout/24_Defeasance/58_0%/2                             288,252
39639                       1     21,006.78                     Lockout/26_Defeasance/92_0%/2                             252,081
38360                       1     19,658.53                     Lockout/26_Defeasance/73_0%/2                             235,902
39669                       1     18,179.84                     Lockout/24_Defeasance/94_0%/2                             218,158
38494                       1     17,986.52                     Lockout/27_Defeasance/90_0%/3                             215,838
39795                       1     17,167.84                     Lockout/25_Defeasance/92_0%/3                             206,014
30719                       5     16,987.05                     Lockout/35_Defeasance/83_0%/2                             203,845
40346                       1     12,666.87                     Lockout/24_Defeasance/94_0%/2                             152,002
39121                       1     12,015.99                     Lockout/25_Defeasance/93_0%/2                             144,192
36933                       1     11,377.22                     Lockout/32_Defeasance/86_0%/2                             136,527
38877                       1     10,452.98                     Lockout/28_Defeasance/89_0%/3                             125,436
38185                       1      6,076.11                     Lockout/24_>YM or 1%/94_0%/2                               72,913
38297                       1      5,895.57                     Lockout/28_Defeasance/90_0%/2                              70,747
                         ADDITIONAL
            BROKER STRIP  SERVICING  ENVIRONMENTAL   LETTER OF                               SERVICING
LOAN NUMBER     LOAN      FEE LOAN  INSURANCE LOAN  CREDIT LOAN         LEASEHOLD          FEE RATE (%)            LOAN SELLER
------------------------------------------------------------------------------------------------------------------------------------
36031                                                                                         0.12730                  GMACCM
37803                                     Yes                                                 0.12730                  GMACCM
39991                                                                                         0.12730                  GMACCM
39325                                                                                         0.12730                  GMACCM
38473                                                                                         0.12730                  GMACCM
38473-1                                                                                                                GMACCM
38473-2                                                                                                                GMACCM
39090                                                                                         0.07730                  GMACCM
39526                                                                                         0.12730                  GMACCM
40403                                                                                         0.12730                  GMACCM
35637                                                                                         0.12730                  GMACCM
39876                                                                                         0.12730                  GMACCM
38879                                                                                         0.12730                  GMACCM
38736                                                                                         0.12730                  GMACCM
39228                                                                                         0.12730                  GMACCM
39589                                                                                         0.12730                  GMACCM
39589-1                                                                                                                GMACCM
39589-2                                                                                                                GMACCM
39280                                                                                         0.12730                  GMACCM
38170                                                                                         0.12730                  GMACCM
32563                                                                                         0.12730                  GMACCM
37839                                                                                         0.12730                  GMACCM
39413                                                                                         0.12730                  GMACCM
38863                                     Yes                           Leasehold             0.12730                  GMACCM
39369                                                   Yes                                   0.12730                  GMACCM
36471                                                                                         0.12730                  GMACCM
37841                                                                                         0.12730                  GMACCM
39901                                                   Yes                                   0.12730                  GMACCM
38377                                                                                         0.12730                  GMACCM
38866                                                                   Leasehold             0.12730                  GMACCM
39639                                                                                         0.12730                  GMACCM
38360                                                                                         0.12730                  GMACCM
39669                                                                                         0.12730                  GMACCM
38494                                                                                         0.12730                  GMACCM
39795                                                                                         0.12730                  GMACCM
30719                                                                                         0.12730                  GMACCM
40346                                                                                         0.12730                  GMACCM
39121                                                                                         0.12730                  GMACCM
36933                                     Yes                                                 0.12730                  GMACCM
38877                                                                                         0.12730                  GMACCM
38185                                                                                         0.12730                  GMACCM
38297                                                                                         0.12730                  GMACCM

                                    EXHIBIT B


         The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consists of the following documents:

         (1) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-C1, without recourse";

         (2) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

         (3) the original of the assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee, or if none by the originator, either in blank or in favor of the Trustee (in such capacity);

         (4) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

         (5) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee, or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage, referred to in clause (3) above;

         (6) an original or a copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

         (7) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (3) above;

         (8) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

         (9) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

         (10) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan which was in the possession of the Mortgage Loan Seller at the time the Mortgage Files were delivered to the Trustee together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

         (11) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Mortgage Loan Seller (or its agent) at the time the Mortgage Files were delivered and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Mortgage Loan Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

         (12) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

         (13) if the Mortgagor has a leasehold interest in the related Mortgage Loan, the original ground lease or a copy thereof;

         (14) if the Mortgage Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan;

         (15) the original or a copy of any lockbox agreement or deposit account or similar agreement;

         (16) the original or a copy of any intercreditor agreement with respect to the Mortgage Loan;

         (17) the original or a copy of any environmental insurance policy;

         (18) the original or a copy (if the original is held by the Master Servicer) of any letter of credit and any related transfer documents;

         (19) for a hospitality property, copies of franchise agreements, if any, and franchisor comfort letters, if any;

         (20) a checklist of all documents included in the Mortgage File; and

         (21) any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses (3), (5), (7) and (10)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                    EXHIBIT C

           REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE LOAN SELLER

                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

         With respect to each Mortgage Loan, the Mortgage Loan Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

         1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

         2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

         3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

         4) Lien; Valid Assignment. None of the matters referred to in clauses
(B), (C) or (D) of the definition of "Permitted Liens" (as defined in the Mortgage Loan Purchase Agreement, dated as of May 16, 2003, between the Mortgage Loan Seller and GMAC Commercial Mortgage Securities, Inc.), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

         5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

         6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule C-1 to Exhibit C), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

         7) Condition of Property; Condemnation. (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule C-1 to this Exhibit C, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule C-1 to this Exhibit C, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

         8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

         9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

         10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

         11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

         12) Environmental Conditions.

              i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule C-1 to this Exhibit C, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In the case of each Mortgage Loan set forth on Schedule C-1 to this Exhibit C, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule C-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following:
         (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report provided to the Policy Issuer and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

              ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule C-1 to this Exhibit C, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

         "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. (section) 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. (section) 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. (section) 1251 et seq.), the Clean Air Act (42 U.S.C. (section) 1251 et seq.) and any regulations promulgated pursuant thereto.

         13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

         14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan.

         15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

         16) Mortgagor Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Mortgagor under a Mortgage loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

         17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

              i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

              ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

              iii) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

              iv) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

              v) Such Ground Lease, or an estoppel letter or other agreement,
         (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

              vi) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

              vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

              viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

              ix) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

              x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

         18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

         19) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

         20) [Reserved]

         21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

         22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

         23) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

         24) Cross-collateralization. Except as set forth on Schedule C-1 to this Exhibit C, no Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

         25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule C-1 hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule C-1 hereto, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. (section) 1.1001-3 and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

         26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

         27) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit C.

         28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

         29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

         30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

         31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

         32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

         33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

         34) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

         35) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

         36) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

         37) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related

Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

         38) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

         39) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

         40) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

         41) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

         42) [Reserved]

         43) Single Asset REMIC. With respect to each of the single asset REMICs, there has been no amendment, waiver, impairment, alteration, or modification to any provision of the related REMIC declaration or to any provisions of the related Mortgage Loan documents since the startup day of the single asset REMIC. With respect to each of the single asset REMICs, the single asset REMIC has been administered, the related Mortgage Loan has been serviced, and each provision of the related REMIC declaration has been complied with in a manner such that the single asset REMIC has not failed to qualify as a REMIC for federal income tax purposes at any time since the Startup Day.

         For purposes of these representations and warranties, the phrases "to the knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Mortgage Loan Seller (i) after the Mortgage Loan Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Mortgage Loan

Seller's underwriting standards, at the time of the Mortgage Loan Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Mortgage Loan Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Mortgage Loan Seller, to the extent that the Mortgage Loan Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Mortgage Loan Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, lender's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Mortgage Loan Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Mortgage Loan Seller of any information or documents, or to any action taken by the Mortgage Loan Seller or to any action which has not been taken by the Mortgage Loan Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Mortgage Loan Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

         It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                            SCHEDULE C-1 TO EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                      GMAC COMMERCIAL MORTGAGE CORPORATION

Exception to Representation 12 - Environmental Conditions:

---------------- ---------------------------------------- ------------------------------------------------------------
    LOAN #        MORTGAGE LOAN(S)                        DESCRIPTION OF EXCEPTION
---------------- ---------------------------------------- ------------------------------------------------------------
     36933        Canyon Terrace                          An Environmental Insurance Policy was issued in respect of the related mortgage loan by Commerce & Industry Insurance
                                                          Company.  Policy expires January 31, 2017, loan term
                                                          expires February 1, 2012.
---------------- ---------------------------------------- ------------------------------------------------------------
     37803        Village Park Apartments                 An Environmental Insurance Policy was issued in respect of the related mortgage loan by Commerce & Industry Insurance
                                                          Company.  Policy expires January 31, 2018, loan term
                                                          expires February 1, 2013.
---------------- ---------------------------------------- ------------------------------------------------------------
     38863        Victory - Kenner Marketplace            An Environmental Insurance Policy was issued in respect of the related mortgage loan by Commerce & Industry Insurance
                                                          Company.  Policy expires March 14, 2015, loan term expires
                                                          April 1, 2010.
---------------- ---------------------------------------- ------------------------------------------------------------


Exception to Representation 14 - Insurance:

---------------- ---------------------------------------- ------------------------------------------------------------
    LOAN #        MORTGAGE LOAN(S)                        DESCRIPTION OF EXCEPTION
---------------- ---------------------------------------- ------------------------------------------------------------
     38877        Clifton Way Apartments                  Terrorism insurance coverage is limited to $1 million.
---------------- ---------------------------------------- ------------------------------------------------------------
36031 and 35637   Fairway Preserve at Olde Cypress and    No current insurance coverage for acts of terrorism.
                        Deerbrook Plaza
---------------- ---------------------------------------- ------------------------------------------------------------


Exception to Representation 25 - Releases of Mortgaged Property:

---------------- ---------------------------------------- ------------------------------------------------------------
    LOAN #        MORTGAGE LOAN(S)                        DESCRIPTION OF EXCEPTION
---------------- ---------------------------------------- ------------------------------------------------------------
     39589        Teachers Flex                           After a designated lockout expiration date, the related
                                                          mortgage loan permits the partial defeasance and release
                                                          of either or both the properties located at 650 Louis
                                                          Drive and 200

                                     C-1-1

                                                          Welsh Road upon the satisfaction of certain legal and
                                                          underwriting conditions, including but not limited to the
                                                          following: (i) delivery of defeasance collateral equivalent to 125% of the allocated loan amount for the properties
                                                          being released; and (ii) the loan to value ratio for the
                                                          remaining properties for the related mortgage loan is at
                                                          least 75% and the debt service coverage ratio is at least
                                                          1.30x.
---------------- ---------------------------------------- ------------------------------------------------------------
     38473        Hologic Facilities                      The related mortgagor may substitute for either of the
                                                          parcels identified as the Bedford Property or the Danbury
                                                          Property under the related mortgage loan upon the
                                                          satisfaction of certain legal and underwriting conditions, including but not limited to the following: (i) the loan
                                                          to value ratio and the debt service coverage ratio for the parcel, together with the substitute parcel will, in the
                                                          aggregate, be equal to the levels immediately prior to the substitution, and (ii) confirmation from each rating
                                                          agency that such substitution will not result in a
                                                          downgrade, withdrawal or qualification of the ratings on
                                                          any of the offered certificates.

                                                          After a designated lockout expiration date, the related
                                                          mortgage loan permits the partial defeasance and release
                                                          of either or both of Bedford Property or the Danbury
                                                          Property upon the satisfaction of certain legal and
                                                          underwriting conditions, including but not limited to the
                                                          following: (i) delivery of defeasance collateral
                                                          equivalent to 115% of the allocated loan amount for the
                                                          properties being released; and (ii) the debt service
                                                          coverage ratio for the parcel is at least 1.25x.
---------------- ---------------------------------------- ------------------------------------------------------------


Exception to Representation 30 - Junior Liens:

---------------- ---------------------------------------- ------------------------------------------------------------
    LOAN #        MORTGAGE LOAN(S)                        DESCRIPTION OF EXCEPTION
---------------- ---------------------------------------- ------------------------------------------------------------
     36471        Keene Plaza Shopping Center             The related Mortgaged Property is encumbered by a lien
                                                          junior to the lien of the related Mortgage.
---------------- ---------------------------------------- ------------------------------------------------------------


                                                        C-1-2


Exception to Representation 38 - Non-Recourse Exceptions:

---------------- ---------------------------------------- ------------------------------------------------------------
    LOAN #        MORTGAGE LOAN(S)                        DESCRIPTION OF EXCEPTION
---------------- ---------------------------------------- ------------------------------------------------------------
37803 and 36933   Village Park Apartments and Canyon      The related sponsor provided an environmental insurance
                        Terrace                           policy in lieu of signing an environmental indemnity.
---------------- ---------------------------------------- ------------------------------------------------------------
 39991, 38473,   Carolina Mall, Hologic Facilities,       No natural person is liable for the breach of
 39639, 38863,          Berlin Turnpike, Victory -        environmental covenants under the related mortgage loan
  38866 and             Kenner Marketplace, Victory -     documents.
     39876              Eastgate Plaza and 12th and
                        Walnut Garage
---------------- ---------------------------------------- ------------------------------------------------------------


Exception to Representation 40 - Defeasance:

---------------- ---------------------------------------- ------------------------------------------------------------
    LOAN #        MORTGAGE LOAN(S)                        DESCRIPTION OF EXCEPTION
---------------- ---------------------------------------- ------------------------------------------------------------
 48 and 30719    Garden Lakes Shopping Center and         The related Mortgage Loan provides that it can be defeased
                       Countryside Village Apartments     prior to the date that is two years after the Closing Date.
---------------- ---------------------------------------- ------------------------------------------------------------



                                     C-1-3

                                   EXHIBIT D-1

          FORM OF CERTIFICATE OF AN OFFICER OF THE MORTGAGE LOAN SELLER

                      GMAC COMMERCIAL MORTGAGE CORPORATION
                            CERTIFICATE OF SECRETARY

         I, the undersigned [Assistant] Secretary of GMAC COMMERCIAL MORTGAGE CORPORATION (the "COMPANY" or "MORTGAGE LOAN SELLER"), hereby certify as follows:

         1. I am a duly elected, qualified and acting [Assistant] Secretary of the Company.

         2. The Company is a corporation organized under the laws of the State of California. A true and correct copy of the Certificate of Good Standing for the Company issued by the Secretary of State for the State of California is attached hereto as Exhibit I.

         3. Also attached hereto as Exhibit I are true, correct and complete copies of the Company's Certificate of Incorporation and Bylaws, as amended through the date hereof.

         4. Attached hereto as Exhibit II is a copy of certain resolutions of the Company which have been duly adopted by the Company and which remain in full force and effect as of the date hereof and have not been amended, rescinded or impaired in any way.

         5. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

         6. Each person listed below currently holds the title set forth opposite his or her name and the signature of each such person (whether applied manually, by facsimile or as an electronic signature) appearing below, opposite his or her name, is his or her genuine signature:


        NAME                              TITLE               SIGNATURE

                                                      --------------------------

                                                      --------------------------

                                                      --------------------------

                                                      --------------------------


         7. Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of May 16, 2003 (the "Purchase Agreement"), between the Mortgage Loan Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Mortgage Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly



                                     D-1-1
authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

         IN WITNESS WHEREOF, I have executed this Certificate as of this ___th day of May 2003.


                            ----------------------------------------------------
                            [Name], [Assistant] Secretary











                                     D-1-2

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

               Certificate of GMAC Commercial Mortgage Corporation

         In connection with the execution and delivery by GMAC Commercial Mortgage Corporation (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of May 16, 2003 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller hereby certifies that (i) the representations and warranties of the Mortgage Loan Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

         Certified this __th day of May 2003.


                                      GMAC COMMERCIAL MORTGAGE CORPORATION


                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:


                                     D-2-1